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                            Prudential Mutual Funds
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                   PROSPECTUS SUPPLEMENT DATED JULY 23, 1999

Shareholder Guide

The section entitled 'Shareholder Guide' is amended as follows:

   The following is added after the end of the first paragraph under 'Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges--Other Waivers':

         Class A shares may also be purchased at NAV by members of the Board of Directors of The Prudential Insurance Company of America.

      In addition, Class A shares may be purchased at NAV in the case of:

         - Orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (e.g. mutual fund 'wrap' or asset allocation programs); and

         - Orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for client accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges its clients a separate fee for its services (e.g. mutual fund 'supermarket programs').

         Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund 'wrap' or asset allocation programs and mutual fund 'supermarket' programs) may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

MF990C7

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   The first two paragraphs under 'Alternative Purchase Plan--Class Z Shares'
are amended to read in their entirety as follows (not applicable to Prudential Municipal Series Fund--North Carolina Series, Ohio Series and Pennsylvania Series):

     Mutual Fund Programs. Class Z shares can also be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares can also be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

      - Mutual fund 'wrap' or asset allocation programs, where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services; or

      - Mutual fund 'supermarket' programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

            Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

         Other Types of Investors. Class Z shares of the Fund are also available for purchase by the following categories of investors:

            - Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available investment option;

            - Current and former Directors/Trustees of the Prudential mutual funds (including the Fund); and

            - Prudential, with an investment of $10 million or more.

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   Listed below are the names of the Prudential mutual funds and the dates of the prospectuses to which this supplement relates.

Name of Fund                                Prospectus Date
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Prudential California Municipal Fund
  California Income Series                  November 2, 1998
  California Series                         November 2, 1998
Prudential Municipal Series Fund
  Florida Series                            November 2, 1998
  Massachusetts Series                      November 2, 1998
  New Jersey Series                         November 2, 1998
  New York Series                           November 2, 1998
  North Carolina Series                     November 2, 1998
  Ohio Series                               November 2, 1998
  Pennsylvania Series                       November 2, 1998